UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. )

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GOLDMAN SACHS TRUST II

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GOLDMAN SACHS TRUST II

200 West Street

New York, New York 10282

February 29, 2016

Dear Shareholder:

You are cordially invited to attend a Special Meeting (the “Meeting”) of the Goldman Sachs Trust II (“Trust”) to be held on April 22, 2016, at 4:00 p.m. (Eastern time), at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, 21st Floor—Room N2, Jersey City, New Jersey, 07302. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of fund shares, such as a copy of your proxy voting card, voting instruction form, or brokerage statement showing your holdings of fund shares, will be required for admission.

This important meeting will be held for the following purposes:

Proposal 1.	To elect four Trustees of the Trust.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

A formal Notice of Special Meeting and Proxy Statement setting forth in detail the matters to come before the Meeting are attached hereto, and a proxy card and voting instruction form is enclosed for your use. You should read the Proxy Statement carefully.

WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, YOUR VOTE IS VERY IMPORTANT. The Board of Trustees of the Trust recommends that you vote “FOR” the proposal to elect Trustees, which will be voted upon by all Shareholders of each series of the Trust (each, a “Fund” and, collectively, the “Funds”). However, before you vote, please read the Proxy Statement for a complete description of the proposals. If you do not plan to be present at the Meeting, you can vote by signing, dating and returning the enclosed proxy card or voting instruction form promptly or by using the Internet or telephone voting options as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact the Trust at 1-800-621-2550. Your prompt response will help reduce proxy costs—which are paid by the Funds and their Shareholders—and will also mean that you can avoid receiving follow-up phone calls or mailings.

Sincerely,

James A. McNamara

President

PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

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Important Information to Help You Understand and Vote on the

Proposals – Questions and Answers

The following questions and answers provide an overview of the matter on which you are being asked to vote. The accompanying Proxy Statement contains more detailed information about the proposals, and we encourage you to read it in its entirety before voting. Your vote is important.

Q:	What is the purpose of this proxy solicitation?

A:	The purpose of this proxy solicitation is to ask Shareholders of each Fund to vote on the election of four members of the Board of Trustees (the “Board”) of the Goldman Sachs Trust II (the “Trust”).

Q:	Why am I being asked to vote for Trustees?

A:	You are being asked to elect each of the following four nominees to serve as Trustees of the Trust: Cheryl K. Beebe, Lawrence Hughes, John F. Killian, and Westley V. Thompson (each, a “Nominee” and, collectively, the “Nominees”). These four individuals have not previously been elected by shareholders of the Trust.

Ms. Beebe and Mr. Killian have served (and currently serve) as Trustees of the Trust since they were appointed in August, 2015. The two non-incumbent Nominees – Messrs. Hughes and Thompson – were unanimously approved by the Board to stand for election, upon a recommendation from the Trust’s Governance and Nominating Committee, as part of the Committee’s succession planning process.

Information about each of the Nominees, including age, principal occupations during the past five years and other information, such as the Nominee’s experience, qualifications, attributes or skills, is set forth in the Proxy Statement.

While the Board can ordinarily appoint new Trustees without a Shareholder vote, the Board cannot do so if, after such appointment, fewer than two-thirds of the Trustees would have been elected by Shareholders. If the two non-incumbent Nominees were appointed to the Board, the number of Trustees elected by Shareholders would represent fewer than two-thirds of the members of the Board. Accordingly, a Shareholder meeting to elect the two non-incumbent Nominees is required. Additionally, the Board believes this is an appropriate time for the incumbent Trustees that were previously appointed (rather than elected) to stand for election. Electing these four Nominees would give the Board additional flexibility in the future to appoint a limited number of additional new Trustees, if necessary, without incurring the costs of holding one or more expensive Shareholder meetings. Your vote is important and can make a difference in the governance of the Funds.

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Q:	How were the Nominees chosen?

A:	The Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills of the Nominees and criteria for new Trustees. The Governance and Nominating Committee is comprised exclusively of those Trustees who are not “interested persons” of the Trust, as that term is defined in the Investment Company Act of 1940 (“1940 Act”), the primary Federal statute regulating mutual funds (the “Independent Trustees”). The Governance and Nominating Committee conducted a search for qualified candidates for Board membership, interviewed candidates extensively and sought nominees who were both qualified and who would bring relevant expertise to the Board.

Q:	If the Nominees are elected by Shareholders, how many Board members will sit on the Board?

A:	If each Nominee is elected, the Board of the Trust will consist of eight Trustees, seven of whom (87.5%) would be Independent Trustees. Six of these individuals currently serve as Trustees and two will be new to the Board. Although not required by the 1940 Act, since the formation of the Trust at least 75% of the Board has been comprised of Independent Trustees.

Q.	Will the proposed changes result in higher fund expenses?

A:	Each Fund’s expenses will increase by a relatively immaterial amount. Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Audit Committee, Compliance Committee, Contract Review Committee, and Governance and Nominating Committee. The Board currently has five Independent Trustees and one interested Trustee. If each Nominee is elected, two additional individuals would serve on the Board of the Trust, each of whom would be Independent Trustees. Accordingly, the cost of Trustee compensation to each Fund will increase if each Nominee is elected. The amount of this increase to each individual Fund is expected to be immaterial.

GENERAL QUESTIONS

Q:	What are the Board’s recommendations?

A:	The Board recommends that all Shareholders vote “FOR” Proposal 1.

Q:	What happens if Shareholders do not approve Proposal 1?

A:	If Shareholders do not approve Proposal 1, the Board will take such actions as it deems necessary or appropriate in the best interests of the Funds’ Shareholders based on the facts and circumstances.

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Q.	Will my vote make a difference?

A.	Yes! Your vote is needed to ensure that Proposal 1 can be acted upon. We encourage all Shareholders to participate in the governance of their Fund(s). Additionally, your immediate response on the enclosed proxy card or voting instruction form, on the Internet or over the phone, each as discussed immediately below, will help save the costs of any further solicitations. Your vote is important!

Q:	How can I vote?

A:	Shareholders can vote in any one of four ways:

•	By mailing the enclosed proxy card or voting instruction form after signing and dating;

•	Over the Internet by going to the website indicated on your proxy card or voting instruction form;

•	By telephone, with a toll free call to the number on your proxy card or voting instruction form; or

•	In person at the Meeting.

We encourage you to vote over the Internet by going to the website provided on your enclosed proxy card or voting instruction form, or by telephone by calling the toll-free number on your enclosed proxy card or voting instruction form, in each case using the voting control number that appears on your proxy card or voting instruction form. These voting methods will save your Fund money. However, whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q:	I plan to vote by mail. How should I sign my proxy card or voting instruction form?

A:	Please see the instructions at the end of the Notice of Special Meeting, which is enclosed.

Q:	I plan to vote over the Internet. How does Internet voting work?

A:	To vote over the Internet, please log on to the website indicated on your proxy card or voting instruction form and follow the instructions provided on the voting website.

Q:	I plan to vote by telephone. How does telephone voting work?

A:	To vote by telephone, please call toll free the number on your proxy card or voting instruction form from within the United States and follow the instructions provided during your call.

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Q:	Whom should I call with questions?

A:	If you have any additional questions about the Proxy Statement or the upcoming Meeting, please contact the Trust at 1-800-621-2550.

Q:	What is the relationship between the proxy solicitor, Broadridge Financial Solutions, Inc., and the Trust?

A:	The Trust has retained an outside firm that specializes in proxy solicitation to assist it with the proxy solicitation process, including the mailing of this Proxy Statement, the collection of the proxies, and with any necessary follow up. A proxy solicitor may contact Shareholders on behalf of the Trust, but is not permitted to use personal information about Shareholders for other purposes.

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS. PLEASE READ IT CAREFULLY. YOUR VOTE IS IMPORTANT.

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GOLDMAN SACHS TRUST II

200 West Street

New York, New York 10282

NOTICE OF SPECIAL MEETING To Be Held On April 22, 2016

February 29, 2016

To the Shareholders of the Goldman Sachs Trust II (the “Trust”):

A Special Meeting (the “Meeting”) of the Trust will be held on April 22, 2016, at 4:00 p.m. (Eastern time), at the offices of Goldman Sachs Asset Management, L.P. (“GSAM”), located at 30 Hudson Street, 21st Floor—Room N2, Jersey City, New Jersey, 07302 for the following purposes:

Proposal 1.	To elect four Trustees of the Trust.

Proposal 2.	To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

The matters referred to above are discussed in the Proxy Statement attached to this Notice. Shareholders of record at the close of business on February 26, 2016, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting and at any postponements or adjournments thereof. The proposal to elect Trustees will be voted upon by all Shareholders of each series of the Trust (each, a “Fund” and, collectively, the “Funds”):

Each Shareholder is invited to attend the Meeting in person. Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of Fund shares, will be required for admission. If you will not be present at the Meeting, we urge you to sign, date and promptly return the enclosed proxy card or voting instruction form in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. You may also vote easily and quickly by Internet or by telephone. In order to avoid the additional expense to the Funds of further solicitation, we ask your cooperation in returning your proxy promptly.

By Order of the Board of Trustees

of Goldman Sachs Trust II

Caroline Kraus

Secretary

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

To secure the largest possible representation at the Meeting, please mark your proxy card or voting instruction form, sign it, date it, and return it in the postage paid envelope provided (unless you are voting by Internet or by telephone). If you sign, date and return a proxy card or voting instruction form but give no voting instructions, your shares will be voted “FOR” all of the proposals indicated on the card. If you prefer, you may instead vote via the Internet or by telephone. To vote in this manner, you should refer to the directions below.

To vote via the Internet, please access the website found on your proxy card or voting instruction form and follow the on-screen instructions on the website.

To vote by telephone, please call the toll-free number found on your proxy card or voting instruction form from within the United States, and follow the recorded instructions (shareholders outside the United States should vote via the Internet or by submitting a proxy card or voting instruction form instead).

You may revoke your proxy or voting instruction form at any time at or before the Meeting, by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

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INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general guidelines for signing proxy cards may be of assistance to you and will help avoid the time and expense to the Trust involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card or voting instruction form.

3. All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
John Doe, Treasurer
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Partnership Accounts
(1) The XYZ Partnership	Jane B. Smith, Partner
(2) Smith and Jones, Limited Partnership	Jane B. Smith, General Partner

Trust Accounts
(1) ABC Trust Account	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/18/98	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o
John B. Smith Jr. UGMA/UTMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

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SPECIAL MEETING

OF

GOLDMAN SACHS TRUST II

200 West Street

New York, New York 10282

PROXY STATEMENT

February 29, 2016

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Goldman Sachs Trust II (the “Trust”) for use at the Trust’s Special Meeting to be held at the offices of Goldman Sachs Asset Management, L.P. (“GSAM” or “Investment Adviser”), located at 30 Hudson Street, 21st Floor—Room N2, Jersey City, New Jersey, 07302, on April 22, 2016, at 4:00 p.m. (Eastern time), or any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting. Such meeting and any postponement or adjournment thereof is referred to as the “Meeting.” Please note that if you plan to attend the Meeting, photographic identification as well as proof of ownership of Fund shares, such as a copy of your proxy voting card, voting instruction form or brokerage statement showing your holdings of Fund shares, will be required for admission. This Proxy Statement, the accompanying Notice of Special Meeting, and the accompanying proxy card and voting instruction form (or, if applicable, the appropriate notice of where to access these materials) are being mailed to Shareholders on or about March 15, 2016.

The Trustees have fixed the close of business on February 26, 2016 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting (the “Record Date”). Shareholders of record of the Trust on the Record Date are entitled to one vote per share at the Meeting. Exhibit A to this Proxy Statement sets forth the number of shares of beneficial interest of each investment portfolio (“Fund”) of the Trust outstanding as of the Record Date. Exhibit B to this Proxy Statement sets forth the persons who owned beneficially more than 5% of any class of a Fund as of December 31, 2015.

It is expected that the solicitation of proxies will be primarily by mail. Trust’s officers, and personnel of the Funds’ investment adviser and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, facsimile, Internet or in person. If the Trust records votes through the

Internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their identities have been properly recorded.

The Funds will pay their respective share of the expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board of Trustees. The Trust has engaged Broadridge Financial Solutions, Inc. (“Broadridge”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and the solicitation and tabulation of proxies. The cost of Broadridge’s services with respect to the Trust is estimated to be approximately $95,000, plus reasonable out-of-pocket expenses.

To vote by mail, sign, date and promptly return the enclosed proxy card or voting instruction form in the accompanying postage pre-paid envelope. To vote by Internet or telephone, please use the control number on your proxy card or voting instruction form and follow the instructions as described on your proxy card or voting instruction form. If you have any questions regarding the proxy materials, please contact the Trust at 1-800-621-2550. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or voting instruction form or, if no instructions are marked on the returned proxy card or voting instruction form, the proxy card or voting instruction form will be voted: “FOR” the election of the Trustee Nominees described in this Proxy Statement; and in the discretion of the persons named as proxies, in connection with any other matter that may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Any person giving a proxy may revoke it at any time before it is exercised by submitting to the Secretary of the Trust at the Trust’s principal executive offices a written notice of revocation or subsequently executed proxy or voting instruction form or by attending the Meeting and electing to vote in person.

If (i) you are a member of a household in which multiple Shareholders of the Trust share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent to household material, then your broker or bank may have sent to your household only one copy of this Proxy Statement, unless your broker or bank previously received contrary instructions from a Shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement, the Trust will deliver promptly a separate copy of this Proxy Statement to you upon written or oral request. To receive a separate copy of this Proxy Statement, please contact the Trust by calling toll free 1-800-621-2550 or by mail at Goldman Sachs Funds, P.O. Box 06050, Chicago, Illinois 60606-6306. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

IMPORTANT NOTICE REGARDING THE AVAILABILITY

OF PROXY MATERIALS FOR THE SPECIAL MEETING

TO BE HELD ON APRIL 22, 2016

This Proxy Statement is available online at www.proxyvote.com (please have the control number found on your proxy card or voting instruction form ready when you visit this website). IN ADDITION, COPIES OF EACH FUND’S MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, INCLUDING FINANCIAL STATEMENTS, HAVE PREVIOUSLY BEEN MAILED TO SHAREHOLDERS. THE TRUST WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, AN ADDITIONAL COPY OF ANY FUND’S MOST RECENT ANNUAL REPORT AND SUBSEQUENT SEMI-ANNUAL REPORT TO SHAREHOLDERS. ANNUAL REPORTS AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS MAY BE OBTAINED BY WRITING TO: GOLDMAN SACHS TRUST II, P.O. BOX 06050, CHICAGO, ILLINOIS 60606-6306; OR BY TELEPHONE TOLL-FREE AT: 1-800-621-2550.

PROPOSAL 1

ELECTION OF TRUSTEES

All Funds listed in Exhibit A

Proposal 1 relates to the election of members of the Board of Trustees of the Trust (the “Board”). You are being asked to elect each of the following four nominees to serve as Trustees of the Trust: Cheryl K. Beebe, Lawrence Hughes, John F. Killian, and Westley V. Thompson (each, a “Nominee” and, collectively, the “Nominees”). These four individuals have not previously been elected by shareholders of the Trust.

In 2012, four Trustees were elected by the sole initial Shareholder of the Trust. Ms. Beebe and Mr. Killian have served (and currently serves) as a Trustee of the Trust since originally appointed in August, 2015. The other two Nominees—Messrs. Hughes and Thomson—do not currently serve on the Board. However, effective February 24, 2016, the Board unanimously appointed Messrs. Hughes and Thompson to serve on the Trust’s Advisory Board pending their election as Trustees. Messrs. Hughes and Thompson were unanimously approved by the Board, including the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940 (“1940 Act”)) of the Trust (the “Independent Trustees”), to stand for election, upon a recommendation from the Trust’s Governance and Nominating Committee, as part of the Committee’s succession planning process.

If elected by Shareholders at the Meeting, the Nominees will hold office for an indefinite term. The Board would also be able to fill future vacancies by appointment (subject to the requirement of the 1940 Act that, after such appointment, at least two-thirds of the Trustees holding office must have been elected by shareholders) without incurring the additional expense associated with calling one or more shareholder meetings to fill those vacancies.

Information concerning the Nominees and other relevant factors is provided below. Using the enclosed proxy card or voting instruction form or voting by the Internet or by telephone, a Shareholder may authorize proxies to vote his or her shares for the Nominees or may withhold from the proxies authority to vote his or her shares for one or more of the Nominees. If the enclosed proxy card or voting instruction form is properly executed and received prior to the Meeting (and has not been revoked) but no instructions are marked, the proxies will vote “FOR” the Nominees. Each of the Nominees has consented to his or her nomination and has agreed to serve if elected. If, at the time of the Meeting, for any reason, any Nominee is not available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute Nominee, if any, as the Trustees may designate. The Trust has no reason to believe that it will be necessary to designate a substitute Nominee.

The Trust proposes the election by all of its Shareholders of the four Nominees named in the table below to serve as members of the Board.

The Trust’s Governance and Nominating Committee, which is responsible for reviewing and making recommendations to the Board with respect to the composition of the Board, reviewed the requisite skills of the Nominees and criteria for new Trustees. Moreover, the Governance and Nominating Committee conducted a search for qualified candidates for Board membership, interviewed candidates extensively and sought nominees who were both qualified and who would bring relevant expertise to the Board.

The following table sets forth the names of the Nominees and Trustees and their addresses, ages, term of office (including length of time served as a Trustee or Advisory Board Member, as applicable), principal occupations for at least the past five years, any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 (the “Exchange Act”), or are registered as investment companies under the 1940 Act, and the number of portfolios in the Goldman Sachs Fund Complex (as defined below) that they oversee (or will oversee if elected). Nominees who are not deemed to be “interested persons” of the Trust are referred to as “Independent Trustees.”

Nominees

Nominees (Independent Trustees)

Name, Address and Age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Cheryl K. Beebe Age: 60	Trustee /Nominee	Since 2015	Ms. Beebe is retired. She is Director, Convergys Corporation (2015–Present); Director, Packaging Corporation of America (2008–Present); and was formerly Executive Vice President, (2010–2014); and Chief Financial Officer, Ingredion, Inc. (a global corn refining and manufacturing company) (2004–2014). Trustee—Goldman Sachs Trust II.	16	Convergys Corporation (a customer management company); Packaging Corporation of America (producer of container board)

Name, Address and Age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
John F. Killian Age: 61	Trustee /Nominee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); Director, Houghton Mifflin Harcourt Publishing Company (2011–Present); and formerly held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); President, Verizon Business, Verizon Communications, Inc. (2005–2009). Trustee—Goldman Sachs Trust II.	16	Consolidated Edison, Inc. (a utility holding company); Houghton Mifflin Harcourt Publishing Company

Lawrence Hughes Age: 57	Advisory Board Member/ Nominee	Since 2016	Mr. Hughes is retired. Formerly, he held senior management positions with BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation (a financial services company) (1991–2015), most recently as Chief Executive Officer (2010–2015). He serves as Chairman of the Board of Directors, Ellis Memorial and Eldredge House (a not-for-profit organization) (2012–Present).	16	None

Westley V. Thompson Age: 61	Advisory Board Member/ Nominee	Since 2016	Mr. Thompson is retired. Formerly, he was President, Sun Life Financial, Inc. (a financial services company) (2008–2014); and held senior management positions at various insurance companies including affiliates of Lincoln National Corporation (1998–2008), Cigna Corporation (1994–1997), and Aetna, Inc. (1979–1994).	16	None

Current (Non-Nominee) Trustees

Independent Trustees

Name, Address and Age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
Ashok N. Bakhru Age: 73	Chairman of the Board of Trustees	Since 2012	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008–2013); President, ABN Associates (a management and financial consulting firm) (1994–1996 and 1998–2012); Trustee, Scholarship America (1998–2005); Trustee, Institute for Higher Education Policy (2003–2008); Director, Private Equity Investors–III and IV (1998–2007), and Equity-Linked Investors II (April 2002–2007). Chairman of the Board of Trustees—Goldman Sachs Fund Complex.	140	None

John P. Coblentz, Jr. Age: 74	Trustee	Since 2012	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (a professional services firm) (1975–2003); Director, Emerging Markets Group, Ltd. (2004–2006); and Director, Elderhostel, Inc. (2006–2012). Trustee—Goldman Sachs Fund Complex.	33	None

Richard P. Strubel Age: 76	Trustee	Since 2012	Mr. Strubel is retired. Formerly, he served as Chairman of the Board of Trustees, Northern Funds (a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc.) (2008–2014) and Trustee (1982–2014); Director, Cardean Learning Group (provider of educational services via the internet) (2003–2008); and Director, Gildan Activewear Inc. (a clothing marketing and manufacturing company) (2000–2014). He serves as Trustee Emeritus, The University of Chicago (1987–Present). Trustee—Goldman Sachs Fund Complex.	33	None

Interested Trustee

Name, Address and Age (1)	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (3)	Other Directorships Held by Trustee (4)
James A. McNamara * Age: 53	Trustee	Since 2012	Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998). President—Goldman Sachs Fund Complex (November 2007–Present); Senior Vice President—Goldman Sachs Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Fund Complex (2001–2007). Trustee—Goldman Sachs Fund Complex (November 2007–Present and December 2002–May 2004).	139	None

*	Mr. McNamara is considered to be an “Interested Trustee” because he holds a position with Goldman, Sachs & Co (“Goldman Sachs”) and own securities issued by The Goldman Sachs Group, Inc. He holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
(1)	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
(2)	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns, retires or is removed by the Board of Trustees or Shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust.
(3)	With respect to Messrs. Bakhru and McNamara, the Goldman Sachs Fund Complex includes the Trust, Goldman Sachs Trust (“GST”), Goldman Sachs Variable Insurance Trust (“GSVIT”), Goldman Sachs ETF Trust (“GSETF”), Goldman Sachs MLP Income Opportunities Fund (“GSMLP”) and Goldman Sachs MLP and Energy Renaissance Fund (“GSMER”). With respect to Mr. Bakhru, the Goldman Sachs Fund Complex also includes Goldman Sachs BDC, Inc. (“GSBDC”). With respect to Messrs. Coblentz and Strubel, the Goldman Sachs Fund Complex includes GSETF, GSMLP, GSMER, and GSBDC. As of February 29, 2016, the Trust consisted of 16 portfolios (six of which offered shares to the public), GST consisted of 93 portfolios (90 of which offered shares to the public), GSVIT consisted of 14 portfolios, each of GSMLP, GSMER and GSBDC consisted of one portfolio and GSETF consisted of 14 portfolios (three of which offered shares to the public).
(4)	This column includes only directorships of companies required to report to the SEC under the Exchange Act (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The significance or relevance of a Nominee’s or Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Nominees and Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Funds’ independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Funds and their Shareholders. The Governance and Nominating Committee’s Charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Nominee’s or Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Nominees and Trustees, the Board has concluded that each Nominee and Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee or Nominee as of February 29, 2016 that led the Board to conclude that such individual should serve as a Trustee.

Ashok N. Bakhru. Mr. Bakhru has served as Trustee and Chairman of the Board of the Trust since 2012, and has served as a Trustee of the Goldman Sachs Fund Complex since 1991 and Chairman of the Board of the Goldman Sachs Fund Complex since 1996. Previously, Mr. Bakhru served as Director, Apollo Investment Corporation (a business development company) (2008–2013), and President of ABN Associates, a management and financial consulting firm, and was the Chief Financial Officer, Chief Administrative Officer and Director of Coty Inc., a multinational cosmetics, fragrance and personal care company. In addition, Mr. Bakhru formerly held several senior management positions at Scott Paper Company, a major manufacturer of paper products, including Senior Vice President and Chief Financial Officer. Mr. Bakhru also serves on the Governing Council of the Independent Directors Council and the Board of Governors of the Investment Company Institute. He also serves on the Advisory Board of BoardIQ, an investment publication. In addition, Mr. Bakhru has served as Director of Equity-Linked Investments II and Private Equity Investors III and IV, which are private equity partnerships based in New York City. Mr. Bakhru was also a Director of Arkwright Mutual Insurance Company. Based on the foregoing, Mr. Bakhru is experienced with financial and investment matters.

Cheryl K. Beebe. Ms. Beebe became a Trustee of the Trust in 2015. Ms. Beebe is retired. She is a member of the Board of Directors of Convergys Corporation, a customer management company, where she serves as a member of the Audit Committee. She is also a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. In addition, Ms. Beebe serves on the Board of

Trustees of Fairleigh Dickinson University and is a director of the Girls Scouts of Chicago and Greater Indiana. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a global corn refining and manufacturing company. Ms. Beebe worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing all finance and accounting activities. Based on the foregoing, Ms. Beebe is experienced with financial and investment matters.

John P. Coblentz, Jr. Mr. Coblentz has served as Trustee of the Trust since 2012, and has served as Trustee of the Goldman Sachs Fund Complex since 2003. Mr. Coblentz has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Coblentz was a partner with Deloitte & Touche LLP for 28 years. While at Deloitte & Touche LLP, Mr. Coblentz was lead partner responsible for all auditing and accounting services to a variety of large, global companies, a significant portion of which operated in the financial services industry. Mr. Coblentz was also the national managing partner for the firm’s risk management function, a member of the firm’s Management Committee and the first managing partner of the firm’s Financial Advisory Services practice, which brought together the firm’s mergers and acquisition services, forensic and dispute services, corporate finance, asset valuation and reorganization businesses under one management structure. He served as a member of the firm’s Board of Directors. Mr. Coblentz is a certified public accountant. Based on the foregoing, Mr. Coblentz is experienced with accounting, financial and investment matters.

Lawrence Hughes. Mr. Hughes became an Advisory Board Member of the Trust in 2016. Mr. Hughes is retired. Mr. Hughes is Chairman of the Board of Directors of Ellis Memorial and Eldredge House, a not-for-profit organization. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation, that provides wealth planning, investment management, and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.

John F. Killian. Mr. Killian became a Trustee of the Trust in 2015. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as a member of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees. He is also a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he serves as Chair of the Audit Committee and a member of the Compensation Committee. In addition, he serves as Chair of the Board of Trustees for Providence College. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.

Richard P. Strubel. Mr. Strubel has served as Trustee of the Trust since 2012, and has served as Trustee of the Goldman Sachs Fund Complex since 1987. He formerly served as Chairman of the Board of Trustees of the Northern Funds, which is a family of retail and institutional mutual funds managed by Northern Trust Investments, Inc. Mr. Strubel also served on the board of Gildan Activewear Inc., which is listed on the New York Stock Exchange (“NYSE”). Mr. Strubel was Vice-Chairman of the Board of Cardean Learning Group (formerly known as Unext), and previously served as Unext’s President and Chief Operating Officer. Mr. Strubel was Managing Director of Tandem Partners, Inc., a privately-held management services firm, and served as President and Chief Executive Officer of Microdot, Inc. Previously, Mr. Strubel served as President of Northwest Industries, then a NYSE-listed company, a conglomerate with various operating entities located around the country. Before joining Northwest, Mr. Strubel was an associate and later managing principal of Fry Consultants, a management consulting firm based in Chicago. Mr. Strubel is also a Trustee Emeritus of the University of Chicago and is an adjunct professor at the University of Chicago Booth School of Business. Based on the foregoing, Mr. Strubel is experienced with financial and investment matters.

Westley V. Thompson. Mr. Thompson became an Advisory Board Member of the Trust in 2016. Mr. Thompson is retired. He is a member of the Board of Directors of Hartford Hospital and formerly served as a Director of The Phoenix Companies, Inc., a financial services company, until its acquisition in early 2016. Previously, Mr. Thompson worked for five years at Sun Life Financial, Inc., a financial services company, most recently as President of Sun Life Financial U.S. In that capacity, he was responsible for the day-to-day operations of all of Sun Life’s U.S. business lines and International High Net Worth business. Prior to assuming that role, Mr. Thompson served in several senior management positions for over 29 years at various insurance companies, including affiliates of Lincoln National Corporation, Cigna Corporation, and Aetna, Inc. Based on the foregoing, Mr. Thompson is experienced with financial and investment matters.

James A. McNamara. Mr. McNamara has served as Trustee and President of the Trust since 2012, has served as Trustee and President of the Goldman Sachs Fund Complex since 2007 and has served as an officer of the Goldman Sachs Fund Complex since 2001. Mr. McNamara is a Managing Director at Goldman Sachs. Mr. McNamara is currently head of Global Third Party Distribution at GSAM, where he was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Information Concerning Meetings of Trustees and Standing Board Committees

The Trustees held nine meetings during the fiscal year ended October 31, 2015. No Trustee attended fewer than seventy-five percent of the meetings held by the Board or by any committee of which he or she was a member while he or she was a Trustee during any such year. The Trust does not hold an annual meeting of Shareholders, and therefore does not have a policy regarding attendance of Trustees at annual meetings of Shareholders.

The Board has established four standing committees—Audit, Compliance, Contract Review, Governance and Nominating Committees.

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. John P. Coblentz, Jr. has been designated as the Board’s “audit committee financial expert.” The Audit Committee held four meetings during the fiscal year ended October 31, 2015.

The Compliance Committee has been established for the purpose of overseeing the compliance processes (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Funds’ investment adviser, distributor, administrator (if any) and transfer agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met two times during the fiscal year ended October 31, 2015. All of the Independent Trustees serve on the Compliance Committee.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Funds’ investment management, distribution, transfer agency and certain other agreements with the Funds’ investment adviser and their affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Funds’ distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the 1940 Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Funds’ other service providers including, without limitation, the Funds’ custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met three times during the fiscal year ended October 31, 2015. All of the Independent Trustees serve on the Contract Review Committee.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held two meetings during the fiscal year ended October 31, 2015. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. The Governance and Nominating Committee acts pursuant to a written charter, a copy of which is attached hereto as Exhibit C.

In connection with the selection and nomination of candidates to the Board, the Governance and Nominating Committee evaluates the qualifications of candidates for Board membership and their independence from the Trust’s investment adviser and other principal service providers. Persons selected as Independent Trustee candidates must be independent in terms of both the letter and the spirit of the 1940 Act. In this regard, with respect to Independent Trustee Nominees, the Governance and Nominating Committee considers the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Without limiting the foregoing, the Governance and Nominating Committee considers, among other criteria, a candidate’s: (i) experience in business, financial or investment matters or in other fields of endeavor; (ii) reputation; (iii) ability to attend scheduled Board and committee meetings; (iv) general availability to attend to Board business on short notice; (v) actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Trust; (vi) length of potential service; (vii) commitment to the representation of the interests of the Funds and their shareholders; (viii) commitment to maintaining and improving Trustee skills and education; and (ix) experience in corporate governance and best business practices. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by Shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Funds’ prospectuses and should be directed to the attention of the Governance and Nominating Committee. Shareholders can send other Board communications to the Governance and Nominating Committee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus. In considering the selection and nomination of Independent Trustee candidates, it is expected that the Governance and Nominating Committee will consult with the interested Trustees of the Trust and such other persons as the Governance and Nominating Committee deems appropriate.

Risk Oversight

The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate all of their occurrences or effects because some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in presentations and discussions. For example, GSAM has an independent dedicated Market Risk Group that assists GSAM in managing investment risk. Representatives from the Market Risk Group regularly meet with the Board to discuss their analysis and methodologies. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Funds’ independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the Chief Compliance Officer and representatives of GSAM’s compliance group to review testing results of the Funds’ compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Board and Advisory Board Compensation

Each Independent Trustee and Advisory Board Member is compensated with a unitary annual fee for his or her services as a Trustee or Advisory Board Member, as applicable, of the Trust and as a member of the Audit Committee, Compliance Committee, Contract Review Committee, and Governance and Nominating Committee. The Chairman and “audit committee financial expert” each receive additional compensation for their services. The Independent Trustees and Advisory Board Members are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee or Advisory Board Member to attend training or other types of conferences relating to the investment company industry. The following table sets forth certain information with respect to the compensation of each Independent Trustee and Advisory Board Member for the 12-month period ended October 31, 2015.

Compensation Table*

Amounts Paid During the 12-Month Period Ended October 31, 2015 to Board Members	Ashok N. Bakhru (1)	Cheryl K. Beebe (2)	John P. Coblentz, Jr. (3)	Lawrence Hughes	John F. Killian (2)	James A. McNamara (4)	Richard P. Strubel	Westley V. Thompson
Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	$0	$0	$0	$0	$0	$0	$0	$0
Total Compensation from the Trust	$63,332	$14,185	$55,416	$0	$14,185	$0	$47,499	$0
Total Compensation From Fund Complex	$892,917	$14,185	$715,000	$0	$14,185	$0	$629,583	$0

*	Effective February 24, 2016, the Board unanimously appointed Messrs. Hughes and Thompson to serve on the Trust’s Advisory Board. Accordingly, Messrs. Hughes and Thompson did not receive compensation during the 12-month period ended October 31, 2015.
(1)	Includes compensation as Board Chairman.
(2)	Ms. Beebe and Mr. Killian began serving as Trustees effective August 5, 2015.
(3)	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
(4)	James A. McNamara is an Interested Trustee and, as such, receive no compensation from the Funds or the Fund Complex.

NOMINEE/TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares beneficially owned by each Nominee/Trustee in the investment portfolios of the Trust and the Goldman Sachs Fund Complex as of December 31, 2015:

Name of Nominee/Trustee	Dollar Range of Equity Securities in Each Fund(1)	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Nominee/Trustee
Independent Trustee Nominees

Cheryl K. Beebe	None	None

Lawrence Hughes	None	None

John F. Killian	None	None

Westley V. Thompson	None	None

Independent Trustees (Previously Elected)

Ashok N. Bakhru	Multi-Manager Alternatives Fund: Over $100,000	Over $100,000

John P. Coblentz, Jr.	Multi-Manager Alternatives Fund: Over $10,001–$50,000	Over $100,000

Richard P. Strubel	Multi-Manager Alternatives Fund: $50,001–$100,000	Over $100,000

Interested Trustee (Previously Elected)

James A. McNamara	Multi-Manager Alternatives Fund: Over $100,000	Over $100,000

(1)	Includes the value of shares beneficially owned by each Nominee/Trustee in the portfolios of the Trust.

As of February 1, 2016, the Nominees, Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Funds.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF EACH NOMINEE LISTED ABOVE

PROPOSAL 2

TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT

OR ADJOURNMENT THEREOF

The management of the Trust does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies will be voted in accordance with the judgment of the person or persons acting thereunder.

OFFICERS OF THE TRUST

The following table sets forth the names of the Trust’s officers and their ages, terms of office, including length of time served as officer, and principal occupations for the past five years. As a result of the responsibilities assumed by the Trust’s investment adviser, custodian and distributor, the Trust has no employees. The Trust’s officers do not receive any compensation from the Trust for serving as such.

Name, Age And Address	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 200 West Street New York, NY 10282 Age: 53	Trustee and President	Since 2012

Managing Director, Goldman Sachs (December 1998–Present); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).

President—Goldman Sachs Fund Complex (November 2007–Present); Senior Vice President—Goldman Sachs Fund Complex (May 2007–November 2007); and Vice President—Goldman Sachs Fund Complex (2001–2007).

Trustee—Goldman Sachs Fund Complex (November 2007–Present and December 2002–May 2004).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 44	Treasurer, Senior Vice President and Principal Financial Officer	Since 2012 (Principal Financial Officer since 2013)

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (February 2007–December 2015); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005–2007); and Director (2005–2007), Vice President (2000–2005), and Assistant Vice President (1998–2000), Deutsche Asset Management or its predecessor (1998–2007).

Principal Financial Officer—Goldman Sachs Fund Complex (November 2013–Present); Treasurer—Goldman Sachs Fund Complex (October 2009–Present); Senior Vice President—Goldman Sachs Fund Complex (November 2009–Present); and Assistant Treasurer—Goldman Sachs Fund Complex (May 2007–October 2009).

Name, Age And Address	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Kathryn Quirk 200 West Street New York, NY 10282 Age: 63	Chief Compliance Officer	Since 2016

Vice President, Goldman Sachs (September 2013–Present); Vice President and Corporate Counsel, Prudential Insurance Company of America (September 2004–December 2012); Deputy Chief Legal Officer, Asset Management, Prudential Insurance Company of America (September 2010–December 2012); Co-Chief Legal Officer, Prudential Investment Management, Inc. (July 2008–June 2012); Chief Legal Officer, Prudential Investments LLC (July 2005–June 2012); Chief Legal Officer, Prudential Mutual Funds (September 2004–June 2012).

Chief Compliance Officer—Trust

Philip V. Giuca, Jr. 30 Hudson Street Jersey City, NJ 07302 Age: 53	Assistant Treasurer	Since 2012	Managing Director, Goldman Sachs (January 2014–Present); and Vice President, Goldman Sachs (May 1992–December 2013). Assistant Treasurer—Trust.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 58	Assistant Treasurer	Since 2012	Vice President, Goldman Sachs (July 2000–Present); and Principal Financial Officer, Commerce Bank Mutual Fund Complex (2008–Present). Assistant Treasurer—Trust.

Kenneth G. Curran 30 Hudson Street Jersey City, NJ 07302 Age: 52	Assistant Treasurer	Since 2012	Vice President, Goldman Sachs (November 1998–Present); and Senior Tax Manager, KPMG Peat Marwick (accountants) (August 1995–October 1998). Assistant Treasurer—Trust.

Robert McCormack 30 Hudson Street Jersey City, NJ 07302 Age: 42	Assistant Treasurer	Since 2015

Vice President, Goldman Sachs (December 2008–Present); and Associate, Goldman Sachs (September 2005–December 2008).

Assistant Treasurer—Trust (August 2015–Present) and Vice President—Trust (August 2012–August 2015).

Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 32	Assistant Treasurer	Since 2014	Vice President, Goldman Sachs (January 2013–Present); Associate, Goldman Sachs (December 2008–December 2012). Assistant Treasurer—Trust.

Name, Age And Address	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Jesse Cole 71 South Wacker Drive Chicago, IL 60606 Age: 52	Vice President	Since 2012

Managing Director, Goldman Sachs (December 2006–Present); Vice President, GSAM (June 1998–Present); and Vice President, AIM Management Group, Inc. (investment adviser) (April 1996–June 1998).

Vice President—Trust.

Kerry K. Daniels 71 South Wacker Drive Chicago, IL 60606 Age: 53	Vice President	Since 2012	Vice President, GSAM Control Oversight, Goldman Sachs (1986–Present). Vice President—Trust.

Miriam L. Cytryn 200 West Street New York, NY 10282 Age: 57	Vice President	Since 2012

Vice President, GSAM (2008–Present); Vice President of Divisional Management, Investment Management Division (2007–2008); Vice President and Chief of Staff, GSAM US Distribution (2003–2007); and Vice President of Employee Relations, Goldman Sachs (1996–2003).

Vice President—Trust.

Mark Heaney River Court 120 Fleet Street London, EC4A 2BE, UK Age: 48	Vice President	Since 2012

Executive Director, GSAM (May 2005–Present); Director of Operations (UK and Ireland), Invesco Asset Management (May 2004–March 2005); Global Head of Investment Administration, Invesco Asset Management (September 2001–May 2004); Managing Director (Ireland), Invesco Asset Management (March 2000–September 2001); and Director of Investment Administration, Invesco Asset Management (December 1998–March 2000).

Vice President—Trust.

Ken Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 46	Vice President	Since 2014	Vice President, Goldman Sachs (December 1999–Present); Associate (December 1996–December 1999); Associate, Discover Financial (August 1994–December 1996). Vice President—Trust.

Thomas J. Davis 200 West Street New York, NY 10282 Age: 52	Vice President	Since 2015	Managing Director, Goldman Sachs (2008–Present); Analyst, Goldman Sachs (1990–2008). Vice President—Trust.

Name, Age And Address	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Stephen J. DeAngelis 1735 Market Street, 26th Fl Philadelphia, PA 19103 Age: 49	Vice President	Since 2015

Managing Director, Goldman Sachs (December 2009–Present); Vice President, Goldman Sachs (July 2007–December 2009); President, ADVISORport, Inc. (October 1999–June 2007); Senior Vice President, Delaware Capital Management (December 1995–September 1999); Vice President, Brinker Capital (June 1992–November 1995).

Vice President—Trust.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 38	Secretary	Since 2012

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Associate General Counsel, Goldman Sachs (2012–Present); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—Goldman Sachs Fund Complex (August 2012–Present); and Assistant Secretary—Goldman Sachs Fund Complex (June 2012–August 2012).

David A. Fishman 200 West Street New York, NY 10282 Age: 51	Assistant Secretary	Since 2012	Managing Director, Goldman Sachs (December 2001–Present); and Vice President, Goldman Sachs (1997–December 2001). Assistant Secretary—Trust.

Danny Burke 200 West Street New York, NY 10282 Age: 53	Assistant Secretary	Since 2012	Vice President, Goldman Sachs (1987–Present). Assistant Secretary—Trust.

Deborah Farrell 30 Hudson Street Jersey City, NJ 07302 Age: 44	Assistant Secretary	Since 2012	Vice President, Goldman Sachs (2005–Present); Associate, Goldman Sachs (2001–2005); and Analyst, Goldman Sachs (1994–2005). Assistant Secretary—Trust.

Patrick L. O’Callaghan 200 West Street New York, NY 10282 Age: 44	Assistant Secretary	Since 2012	Vice President, Goldman Sachs (2000–Present); Associate, Goldman Sachs (1998–2000); and Analyst, Goldman Sachs (1995–1998). Assistant Secretary—Trust.

Name, Age And Address	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years

Andrew Murphy 200 West Street New York, NY 10282 Age: 43	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (April 2009–Present); Associate General Counsel, Goldman Sachs (December 2010–Present); Assistant General Counsel, Goldman Sachs (April 2009–December 2010); Attorney, Axiom Legal (2007–2009); and Vice President and Counsel, AllianceBernstein, L.P. (2001–2007).

Assistant Secretary—Trust.

Robert Griffith 200 West Street New York, NY 10282 Age: 41	Assistant Secretary	Since 2012

Vice President, Goldman Sachs (August 2011–Present); Associate General Counsel, Goldman Sachs (December 2014–Present); Assistant General Counsel, Goldman Sachs (August 2011–December 2014); Vice President and Counsel, Nomura Holding America, Inc. (2010–2011); and Associate, Simpson Thacher & Bartlett LLP (2005–2010).

Assistant Secretary—Trust.

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

At a meeting of the Board of Trustees held on November 3, 2015, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved, the selection of PricewaterhouseCoopers LLP to act as independent registered public accountants for the Trust on behalf of the Funds with fiscal year ending October 31, 2016. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but will be available by telephone to respond to appropriate questions from shareholders if necessary. Representatives of PricewaterhouseCoopers LLP will be given the opportunity to make statements at the Meeting, if they so desire.

Audit Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services for the audits of the annual, and in certain cases semi-annual, financial statements of the Funds in each of the last two fiscal years of the Trust, were:

For the Fiscal Year Ending
October 31, 2014	October 31, 2015
$57,709	$58,926

Fees included in the audit fees category are those associated with the annual and in certain cases semi-annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

The aggregate audit-related fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds that are reasonably related to the performance of the audits of the financial statements of the Funds (but not reported as audit fees in the table above) in each of the last two fiscal years of the Trust, were:

For the Fiscal Year Ending
October 31, 2014	October 31, 2015
$0	$0

Fees included in the audit-related category are those associated with other attest services.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

The following table shows the amount of audit-related fees billed by the Funds’ independent registered public accountant to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of the Trust.

For the Fiscal Year Ending		Description of Services Rendered
October 31, 2014	October 31, 2015
$1,486,420	$1,658,616	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16 and semi-annual updates relating to withholding tax accrual for non-US jurisdictions. These fees are borne by the Funds’ Investment Adviser.

Tax Fees

The aggregate fees billed by PricewaterhouseCoopers LLP for services rendered to the Funds for tax compliance, tax advice and tax planning in each of the last two fiscal years of the Trust, were:

For the Fiscal Year Ending
October 31, 2014	October 31, 2015
$9,204	$9,204

Fees included in the tax fees category comprise all services performed by professional staff in the independent registered public accountants’ tax division except those services related to the audits. This category comprises fees for tax compliance services provided in connection with the preparation and review of the Funds’ tax returns.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

No tax fees were billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of the Trust.

All Other Fees

No fees were billed by PricewaterhouseCoopers LLP for products and services provided to the Trust, other than the services reported in “Audit Fees,” “Audit Related Fees,” and “Tax Fees” above, in each of the last two fiscal years of the Trust.

PricewaterhouseCoopers LLP did not bill any fees for professional services rendered to the Trust, its investment adviser or companies controlling, controlled by or under common control with the investment adviser that provided services to the Trust during their most recent fiscal years for information technology services relating to financial information systems design and implementation.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no fees within this category that were approved by the Audit Committee pursuant to the de minimis exception for the Funds’ two most recent fiscal years on behalf of (i) the Funds’ service providers that relate directly to the operations and financial reporting of the Funds, or (ii) the Funds themselves.

No other fees were billed by the Funds’ independent registered public accountants to GSAM, and any entity controlling, controlled by, or under common control with, GSAM, that provides ongoing services to the Funds, for engagements directly related to the Funds’ operations and financial reporting, in each of the last two fiscal years of the Trust.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed to the Trust by PricewaterhouseCoopers LLP in each of the last two fiscal years of the Trust, were:

For the Fiscal Year Ending
October 31, 2014	October 31, 2015
$9,204	$9,204

The aggregate non-audit fees billed to the Trust’s investment adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services in each of the last two fiscal years of the Trust, were:

For the Fiscal Year Ending
October 31, 2014	October 31, 2015
$9,800,000	$10,200,000

With regard to the aggregate non-audit fees billed to the Trust’s investment adviser and service affiliates, the amounts include fees for non-audit services required to be pre-approved and fees for non-audit services that did not require pre-approval since they did not directly relate to the Trust’s operations or financial reporting.

The Audit Committee has considered whether the provision of non-audit services that were rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with, the investment adviser that provides ongoing services to the Funds that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, was compatible with maintaining the independence of the Trust’s independent registered public accountants.

Pre-Approval of Audit and Non-Audit Services Provided to the Funds

The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of the Trust sets forth the procedures and the conditions pursuant to which services performed by an independent auditor of the Trust may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the SEC’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

VOTE REQUIRED FOR THE ELECTION OF TRUSTEES AND APPROVAL OF OTHER MATTERS AT THE MEETING

A quorum for the transaction of business at the Meeting is established by the presence, in person or by proxy, of holders representing one-third of the votes entitled to be cast at the Meeting, but any lesser number will be sufficient for adjournments. If a proxy card is properly executed and returned accompanied by instructions to withhold authority, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be counted in favor of any Proposal. Because each Fund is a series of the Trust, with respect to Proposal 1, your vote will be counted together with the votes of Shareholders of the other Funds. The election of each Nominee of the Trust requires a plurality of the votes cast by all Shareholders of that Trust present at the Meeting. Cumulative voting is not permitted.

Abstentions, if any, will be counted as shares present for purposes of determining whether a quorum is present, but will not be voted for or against any adjournment or Proposal. Broker “non-votes” are shares held in an account with an Authorized Institution for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote, and the broker does not have discretionary voting authority. Pursuant to the Trust’s by-laws, shares subject to a broker “non-vote” are counted as shares present for purposes of determining whether a quorum is present but will not be counted as shares voted for or against a Proposal or any adjournment. However, under applicable New York Stock Exchange Rules, brokers who hold shares in street name for customers have discretionary authority to vote on “routine” proposals, such as the election of Trustees, when they have not received instructions from the beneficial owners of those shares.

In the event that at the time any session of the Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of a Proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to such Proposal. If a quorum is present, any such adjournment will require the affirmative vote of a majority of the shares of the Trust present in person or by proxy at the session of the Meeting to be adjourned, and the persons named as proxies will vote those proxies which they are entitled to vote in favor of such Proposal in favor of such an adjournment, and will vote those proxies required to be voted against such Proposal against any such adjournment. Subject to the foregoing, the Meeting may be adjourned and re-adjourned without further notice to shareholders.

SHAREHOLDER PROPOSALS

The Trust is not required and does not intend to hold a meeting of shareholders each year. Instead, meetings will be held only when and if required by law or as otherwise determined by the Board. Any shareholder desiring to present a proposal for consideration at the next meeting of shareholders of their respective Fund must submit the proposal in writing, so that it is received by the appropriate Fund within a reasonable time before any meeting. The proposals should be sent to the Trust at its address stated on the first page of this Proxy Statement.

ADDITIONAL INFORMATION

Investment Adviser

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

Distributor

Goldman, Sachs & Co.

200 West Street

New York, NY10282

February 29, 2016

Shareholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to vote by mail, Internet or telephone. If you choose to vote by mail, please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed envelope. No postage is required if mailed in the United States. If you choose to vote by Internet or telephone, please use the control number on the proxy card or voting instruction form and follow the instructions on the proxy card or voting instruction form. If you have any questions regarding the proxy materials please contact the Trust at 1-800-621-2550.

EXHIBIT A

OUTSTANDING SHARES OF EACH FUND

Each Fund’s Shares outstanding as of February 26, 2016 is set forth in the table below.

Fund	Outstanding Shares
Goldman Sachs Multi-Manager Alternatives Fund
Class A	18,808,638
Class C	6,953,020
Institutional	114,182,999
Class IR	10,241,363
Class R	15,997

Goldman Sachs Multi-Manager Global Equity Fund
Institutional	71,293,568

Goldman Sachs Multi-Manager Non-Core Fixed Income Fund
Institutional	31,053,885

Goldman Sachs Multi-Manager Real Assets Strategy Fund
Institutional	33,257,700

Multi-Manager International Equity Fund
Institutional	24,602,277

Multi-Manager U.S. Dynamic Equity Fund
Institutional	15,957,523

A-1

EXHIBIT B

FIVE PERCENT SHAREHOLDERS

As of February 17, 2016, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares, as applicable, of any class of each Fund:

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND CLASS A	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	1,750,392	9.14%

	UBS Financial Services Inc., Omni Account M/F, ATTN: Department Manager, 1000 Harbor Boulevard, 5th Floor, Weehawken, NJ 07086-6761	99,086	5.17%

	American Enterprise Investment Services, FBO 41999970, 707 2nd Avenue South, Minneapolis, MN 55402-2405	7,040,379	36.77%

	LPL Financial, Omnibus Customer Account, ATTN: Mutual Fund Trading, 4707 Executive Drive, San Diego, CA 92121-3091	2,038,623	10.65%

	TD Ameritrade Inc., FEBO Clients, P.O. Box 2226, Omaha, NE 68103-2226	1,112,856	5.81%

	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, ATTN: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	2,332,174	12.18%

	National Financial Services LLC, FEBO Customers, Mutual Funds, ATTN: Mutual Funds Dept, 4th Floor, 499 Washington Boulevard, Jersey City, NJ 07310-2010	2,550,497	13.32%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
CLASS C	Raymond James & Associates, Omnibus for Mutual Funds, ATTN: Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	665,232	9.31%

	Morgan Stanley & Co., Harborside Financial Center, Plaza II 3rd Floor, Jersey City, NJ 07311	3,262,131	45.65%

	UBS Financial Services Inc., Omni Account M/F, ATTN: Department Manager, 1000 Harbor Boulevard, 5th Floor, Weehawken, NJ 07086-6761	884,426	12.38%

	American Enterprise Investment Services, FBO 41999970, 707 2nd Avenue South, Minneapolis, MN 55402-2405	674,337	9.44%

	First Clearing, LLC, Special Custody Account FBO Customer, 2801 Market St., St. Louis, MO 63103-2523	550,588	7.70%

	Merrill Lynch Pierce Fenner & Smith Inc., FEBO Customers, ATTN: Service Team, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484	544,010	7.61%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
INSTITUTIONAL	UBS Financial Services Inc., Omni Account M/F, ATTN: Department Manager, 1000 Harbor Boulevard, 5th Floor, Weehawken, NJ 07086-6761	8,669,294	7.50%

	Morgan Stanley & Co., ATTN: Mutual Fund Operations, 1 New York Plaza, Floor 12, New York, NY 10004-1935	29,314,656	25.36%

	National Financial Services LLC, FEBO Customers, Mutual Funds, ATTN: Mutual Funds Dept, 4th Floor, 499 Washington Boulevard, Jersey City, NJ 07310-2010	8,091,004	7.00%

	First Clearing, LLC, Special Custody Account FBO Customer, 2801 Market St., St. Louis, MO 63103-2523	7,108,899	6.15%

	Goldman Sachs & Co, FBO Omnibus 6600, C/O Mutual Fund Ops, 222 South Main Street, Salt Lake City, UT 84108-2199	25,742,465	22.27%

	Merrill Lynch Pierce Fenner & Smith Inc., FEBO Customers, ATTN: Service Team Sec #97PR8, Goldman Sachs Funds, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246-6484	7,247,378	6.27%

	Charles Schwab & Co Inc., Spec Custody Acct FBO Customers, ATTN: Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905	11,887,960	10.29%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
CLASS IR	Raymond James & Associates, Omnibus for Mutual Funds, ATTN: Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	4,312,886	41.79%

	LPL Financial, Omnibus Customer Account, ATTN: Mutual Fund Trading, 4707 Executive Drive, San Diego, CA 92121-3091	5,386,125	52.20%

CLASS R	Raymond James & Associates, Omnibus for Mutual Funds, ATTN: Courtney Waller, 880 Carillon Parkway, St. Petersburg, FL 33716-1102	13,437	61.11%

	Goldman Sachs Group Seed Accounts, ATTN: IMD-INDIA-SAOS, Crystal Downs Floor 3, Embassy Golf Links Business Park, Bangalore 560071 India	2,560	11.64%

	TD Ameritrade Inc., FEBO Clients, P.O. Box 2226, Omaha, NE 68103-2226	5,990	27.24%

GOLDMAN SACHS MULTI-MANAGER NON-CORE FIXED INCOME FUND INSTITUTIONAL SHARES	M & T Directed Trustee Retirement Plan of Crouse Hospital, 736 Irving Ave., Syracuse, NY 13210-1687	2,438,861	7.85%

	Motorola Solutions Retirement, 1303 E. Aglonquin Rd., Schaumburg, IL 60196-4041	20,782,608	66.92%

	MOOG Inc. Retirement Plan, 200 West St., Fl. 35, New York, NY 10282-2102	4,257,715	13.71%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
GOLDMAN SACHS MULTI-MANAGER GLOBAL EQUITY FUND INSTITUTIONAL SHARES	MOOG Inc. Retirement Plan, With M& T as directed trustee, 200 West St., Fl. 35, New York, NY 10282-2102	10,401,824	14.59%

	Motorola Solutions Retirement, 1303 E. Aglonquin Rd., Schaumburg, IL 60196-4041	51,712,173	72.53%

	M & T Directed Trustee Retirement Plan of Crouse Hospital, 736 Irving Ave., Syracuse, NY 13210-1687	3,706,515	5.20%

GOLDMAN SACHS MULTI-MANAGER REAL ASSETS STRATEGY FUND INSTITUTIONAL SHARES	MOOG Inc. Retirement Plan, With M& T as directed trustee, 200 West St., Fl. 35, New York, NY 10282-2102	3,880,477	11.67%

	M & T Directed Trustee Retirement Plan of Crouse Hospital, 736 Irving Ave., Syracuse, NY 13210-1687	2,372,747	7.13%

	Baxalta Incorporated and Subsidiaries Pension Plan Tr., 12—Lakeside Drive, Bannockburn, IL 60015-1243	1,868,756	5.61%

	Motorola Solutions Retirement, 1303 E. Aglonquin Rd., Schaumburg, IL 60196-4041	24,428,297	73.45%

MULTI-MANAGER INTERNATIONAL EQUITY FUND INSTITUTIONAL SHARES	Goldman Sachs & Co., C/O Mutual Fund Ops. 295 S. Chipeta Way, Fl. 4, Salt Lake City, UT 84108-1285	22,879,999	100%

Fund/Class	Shareholder Name and Address*	Number of Shares	Percentage of Class
MULTI-MANAGER U.S. DYNAMIC EQUITY FUND INSTITUTIONAL SHARES	Goldman Sachs & Co., C/O Mutual Fund Ops. 295 S. Chipeta Way, Fl. 4, Salt Lake City, UT 84108-1285	1,5081,835	100%

*	The entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although the entity generally does not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

EXHIBIT C

GOLDMAN SACHS TRUST II GOVERNANCE AND

NOMINATING COMMITTEE CHARTER

Organization and Purpose

The Board of Trustees (the “Board”) of Goldman Sachs Trust II (the “Trust” and the series thereof, the “Funds”) has established a Governance and Nominating Committee (the “Committee”), comprising all of the Funds’ Independent Trustees. “Independent Trustees” are those Trustees who: (a) are independent of the management of Goldman, Sachs & Co.; (b) are not “interested persons” of the Funds or any investment adviser or principal underwriter of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); and (c) do not accept any consulting, advisory or other compensatory fee from the Funds except in their capacities as members of the Board or committees thereof (Board and committee members serving the Funds in additional capacities, e.g., as Chairman of the Board or as Audit Committee Financial Expert, may receive additional compensation). The Committee has been established for the following purposes: (1) assisting the Board in matters involving fund governance and industry best practices; (2) with respect to the selection and nomination of Independent Trustees, satisfying certain regulatory requirements adopted by the Securities and Exchange Commission (the “SEC”); and (3) advising the Board from time to time on ways to improve its effectiveness.

Statement of Policy

The mission of the Board is to represent and protect the interests of the Funds and their shareholders. In doing so, the Board has the legal responsibility for overseeing the affairs of the Funds. It is the policy of the Board that in fulfilling its mission and meeting its responsibilities, the Trustees will seek high standards of integrity, commitment and independence of thought and judgment in a manner that is consistent with best practices of mutual fund governance.

Summary of Responsibilities

The Committee will have the following responsibilities:

1.	Making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing their management.

2.	Monitoring the governance policies set forth in the Trustee Charter adopted by the Board, and recommending such changes to those policies as the Committee deems appropriate from time to time.

3.	Making recommendations to the Board regarding its size, structure and composition as well as qualifications for Board membership.

4.	Making recommendations to the Board with respect to the Board’s committee structure, committee membership and chairmanship.

5.	Monitoring the Trust’s standards of Trustee independence.

6.	Overseeing and reviewing the Board and committee evaluations performed from time to time in accordance with the Trustee Charter and, based on its review, recommending such actions as the Committee deems appropriate.

7.	Keeping informed of regulatory changes and industry practices relating to fund governance and recommending such changes as the Committee deems appropriate.

8.	Overseeing the continuing education of incumbent and new Independent Trustees.

9.	Reviewing periodically the investments made by the Trustees in the Funds pursuant to the policies set forth in the Trustee Charter.

10.	Selecting and nominating candidates for election or appointment as non-interested members of the Board as discussed below.

In carrying out its responsibilities under this Charter, the policies and procedures of the Committee should remain flexible in order to best react to changing conditions and to provide assurance to the full Board and shareholders that the Funds’ governance practices are in accordance with applicable requirements and are of the highest quality.

The Committee performs its functions under this Governance and Nominating Committee Charter (the “Charter”) on the basis of information or advice provided or representations made to it by the management of the Funds, or by service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

Selection and Nomination of Independent Trustees

The Committee will be responsible for the selection and nomination of the candidates for election or appointment as independent Trustees of the Funds. In connection with the selection and nomination of candidates to the Board, the Committee will evaluate the qualifications of candidates for Board membership and their independence from each Fund’s respective investment adviser, principal underwriter(s), and other principal service providers. Persons selected must be independent under the provisions of the 1940 Act. The Committee will also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence (for example, business, financial or family relationships with the investment adviser or other service providers). Candidates should have the capacity to address financial and legal issues and to exercise reasonable business judgment. Without limiting the foregoing, the Committee will also consider, among other criteria, a candidate’s:

(a)	experience in business, financial or investment matters or in other fields of endeavor;

(b)	reputation;

(c)	ability to attend scheduled Board and Committee meetings;

(d)	general availability to attend to Board business on short notice;

(e)	actual or potential business, family or other conflicts bearing on either the candidate’s independence or the business of the Funds;

(f)	length of potential service;

(g)	commitment to the representation of the interests of the Funds and their shareholders;

(h)	commitment to maintaining and improving Trustee skills and education; and

(i)	experience in corporate governance and best business practices.

The Committee will also consider the diversity of the Board’s composition as part of the selection and nomination process.

In considering the selection and nomination of independent Trustee candidates, it is expected that the Committee will consult with the interested Trustees and Officers of the Funds and such other persons as the Committee deems appropriate.

While the Committee is solely responsible for the selection and nomination of the Funds’ Trustees, the Committee shall review and consider nominations for the office of Trustee made by management and by Trust shareholders who have sent nominations (which includes the biographical information and qualifications of the proposed nominee) to the Secretary of the Funds, as the Trustees deem appropriate.

Additional Matters

11.	The Committee will meet at such times as it deems appropriate. The Committee will set its agenda and the places of its meetings. The Committee may meet alone and outside the presence of management personnel.

12.	The Committee will submit the minutes of all of its meetings to, or discuss the matters discussed at each Committee meeting with, the full Board.

13.	The Committee may delegate any portion of its authority to a subcommittee of one or more members. Any decision of the subcommittee shall be presented to the full Committee at its next regularly scheduled meeting.

14.	The Committee is authorized to investigate any matter brought to its attention within the scope of its duties, and is authorized to meet with the compliance personnel of management as the Committee deems appropriate in connection with the performance of its responsibilities.

15.	The Committee is authorized to engage independent counsel and other advisers as it deems necessary to carry out its duties.

16.	The Committee shall provide for appropriate funding, as determined by the Committee, for payment of compensation to any advisers employed by the Committee as described above.

17.	Except as otherwise provided by the Board or required by applicable law, the Committee shall act by a vote of a majority of the Committee members at a Committee meeting, including a meeting held by conference telephone, teleconference or other electronic media or communication equipment, or by written consent of all of the Committee members without a meeting. Any written consent or waiver may be provided and delivered to the Committee chair by e-mail, facsimile or other similar electronic mechanism.

18.	The Committee will periodically review the provisions of this Governance and Nominating Committee Charter.

Adopted:	March 14, 2013

Revised:	February 11, 2014
February 24, 2016

GSTRUSTIIPROXY 02-16

Form of Proxy Card

GOLDMAN SACHS TRUST II C/O PROXY SERVICES P.O. BOX 9112 FARMINGDALE, NY 11735

To vote by Internet

1) Read the Proxy Statement and have the proxy card below at hand.

2) Go to website www.proxyvote.com

3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand.

2) Call 1-800-690-6903

3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.

2) Check the appropriate boxes on the proxy card below.

3) Sign and date the proxy card.

4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E00666-S42375	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	Election of Trustees
	Nominees:	☐	☐	☐

1) Cheryl K. Beebe 2) Lawrence Hughes 3) John F. Killian 4) Westley V. Thompson

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

D-1

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting to be held on April 22, 2016:

The Proxy Statement is available online at www.proxyvote.com.

— — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — — — — —

E00667-S42375

GOLDMAN SACHS TRUST II (the “Trust”)

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Caroline Kraus, Secretary of the Trust, and Scott McHugh, Treasurer and Senior Vice President of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) standing in the name of the undersigned at the close of business on February 26, 2016 at a Special Meeting to be held on April 22, 2016 at the offices of Goldman Sachs Asset Management, L.P., located at 30 Hudson Street, Jersey City, NJ 07302, Room N2 on the 21st Floor at 4:00 pm (Eastern Time), and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” EACH NOMINEE LISTED IN PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

D-2